                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2005

                     VASCO DATA SECURITY INTERNATIONAL, INC.


               (Exact name of registrant as specified in charter)



          Delaware                     000-24389                 36-4169320
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                        1901 South Meyers Road, Suite 210
                        Oakbrook Terrace, Illinois 60181
                    (Address of principal executive offices)

                                 (630) 932-8844
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Explanatory Note:
This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by VASCO Data Security International, Inc. on May 3, 2005. This amendment is being filed solely to report the various Committees of the Board of Directors to which Mr. John N. Fox, Jr. has been appointed.

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. APPOINTMENT OF DIRECTOR TO COMMITTEES OF THE BOARD

On June 14, 2005, the Nominating and Governance Committee of the Board of Directors of the Company recommended, and the Board of Directors approved, the appointment of Mr. Fox to the Nominating and Governance Committee, the Audit Committee and the Compensation Committee of the Board of Directors.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




    Date: May 3, 2005              VASCO Data Security International, Inc.
                                   ---------------------------------------
                                   (Registrant)



                                   By: /s/ Clifford K. Bown
                                      ------------------------------------

                                   Clifford K. Bown
                                   Chief Financial Officer